BUTLER NATIONAL CORPORATION 19920 W. 161st Street Olathe, Kansas 66062 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS December 15, 2002
To the Shareholders of Butler National Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of Butler National Corporation (the "Company") will be held at the Holiday Inn-Olathe, 1010 West 151st Street, Olathe, Kansas, on Tuesday, January 28, 2003, at 11:00 a.m., for the following purposes:

1 To elect five (5) directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected.

2. To ratify the selection of Weaver & Martin, L.L.C. as auditors for the fiscal year ending April 30, 2003.

  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on December 3, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.
By Order of the Board of Directors, WILLIAM A. GRIFFITH, Secretary
Olathe, Kansas December 15, 2002

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

BUTLER NATIONAL CORPORATION 19920 W. 161st Street Olathe, Kansas 66062 PROXY STATEMENT

General

This Proxy Statement is furnished to our shareholders in connection with the solicitation of proxies by our Board of Directors to be voted at the Annual Meeting of Shareholders to be held on January 28, 2003, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by us, Butler National Corporation (the "Company"). In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone, telegraph, or in person. We may also request banks and brokers to solicit their customers who have a beneficial interest in our Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Any proxy may be revoked at any time before it is voted by written notice to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; but if not so revoked, the shares represented by such proxy will be voted. The mailing of this proxy statement to our shareholders commenced on or about January 3, 2003. Our corporate offices are located at 19920 W. 161st Street, Olathe, Kansas 66062 and our telephone number is (913) 780-9595.

We have outstanding only one class of Common Stock, par value $0.01 per share ("Common Stock"), of which 37,921,582 shares were issued, outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote. Shareholders may not cumulate votes in the election of directors. Only shareholders of record at the close of business on December 3, 2002, will be entitled to vote at the meeting. The presence in person or by proxy of the holders of 35% of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.

Voting

Our Charter Documents require that 35% of the votes of the shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting be present in person or represented by Proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Provided a quorum is present, the affirmative vote of (a) a plurality of the votes cast by the holders of our Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote on the subject matter is required for the election of directors and (b) the holders of a majority of the voting power of all shares is required for the approval of the Reincorporation described herein. Votes that are cast against the proposals are counted both for purposes of determining the presence or absence of a quorum for the transaction of business and for purposes of determining the total number of votes cast on a given proposal. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast on a given proposal, and therefore will have the same effect as a vote against a given proposal. Broker non-votes (i.e., a proxy card returned by a holder on behalf of its beneficial owner that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote) will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal for which authorization to vote was withheld. Accordingly, broker non-votes will not be considered as votes cast and thus will not affect the outcome of voting on a proposal.

Stockholder Proposals

The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules.

The Butler National Corporation 2003 Annual Meeting of Shareholders is expected to be held on or about October 7, 2003, and proxy materials in connection with that meeting are expected to be mailed on or about September 1, 2003. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before June 9, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, with respect to our Common Stock (the only class of voting securities), the only persons known to be beneficial owners of more than five percent (5%) of any class of our voting securities as of July 12, 2002.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Clark D. Stewart 19920 West 161st Street Olathe, Kansas 66062	5,246,390(2)	11.4%
R. Warren Wagoner 19920 West 161st Street Olathe, Kansas 66062	4,138,983(3)	9.0%

(1) Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct, and beneficial ownership as shown in the table arises from sole voting power and sole investment power.

(2) Includes 2,375,000 shares, which may be acquired by Mr. Stewart pursuant to the exercise of stock options, which are exercisable.

(3) Includes 1,475,000 shares, which may be acquired by Mr. Wagoner pursuant to the exercise of stock options, which are exercisable.

The following table sets forth, with respect to our Common Stock (the only class of voting securities), (i) shares beneficially owned by all directors and named executive officers of Butler National Corporation, and (ii) total shares beneficially owned by directors and officers as a group, as of April 30, 2002.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Larry B. Franke	470,600(6)	1.0%
William A. Griffith	1,431,983(5)	3.1%
David B. Hayden	1,413,683(7)	3.1%
William E. Logan	2,123,683(3)	4.6%
Clark D. Stewart	5,246,390(2)	11.4%
R. Warren Wagoner	4,138,983(4)	9.0%
Christopher J. Reedy	155,000(8)	0.3%
All Directors and Executive Officers as a Group (12 persons)	16,005,320(9)	31.1%

(1) Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct and beneficial ownership as shown in the table arises from sole voting power and sole investment power.

(2) Includes 2,375,000 shares, which may be acquired by Mr. Stewart pursuant to the exercise of stock options, which are exercisable.

(3) Includes 835,000 shares, which may be acquired by Mr. Logan pursuant to the exercise of stock options, which are exercisable.

(4) Includes 1,475,000 shares, which may be acquired by Mr. Wagoner pursuant to the exercise of stock options, which are exercisable.

(5) Includes 625,000 shares, which may be acquired by Mr. Griffith pursuant to the exercise of stock options, which are exercisable.

(6) Includes 470,600 shares, which may be acquired by Mr. Franke pursuant to the exercise of stock options, which are exercisable.

(7) Includes 675,000 shares, which may be acquired by Mr. Hayden pursuant to the exercise of stock options, which are exercisable.

(8) Includes 150,000 shares, which may be acquired by Mr. Reedy pursuant to the exercise of stock options, which are exercisable.

(9) Includes 7,635,600 shares for all directors and executive officers as a group, which may be acquired pursuant to the exercise of stock options, which are exercisable.

ELECTION OF DIRECTORS (Proposal No. 1)

The number of directors constituting our Board of Directors has been fixed at five (5). A director holds office until the next election of Board members. The Board of Directors has nominated for election the five (5) persons named below. All of the nominees are currently members of the Board of Directors. All of the nominees were elected by the shareholders. It is intended that proxies solicited will be voted for such nominees. The Board of Directors believes that each nominee named below will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
The names and ages of the directors, their principal occupations for at least the past five years are set forth below, based on information furnished by the directors.

Name of Nominee and Director and Age	Served Since	Principal Occupation for Last Five Years and Other Directorships
Clark D. Stewart (62) (n2)	1989

President of our Company from September 1, 1989 to present. President of Tradewind Systems, Inc. (consulting and computer sales) 1980 to present; Executive Vice President of RO Corporation (manufacturing) 1986 to 1989; President of Tradewind Industries, Inc. (manufacturing) 1979 to 1985.

Mr. Stewart is also a member of the Board of Directors of TransFinancial Holdings, Inc.

R. Warren Wagoner (50) (n2)	1986

Chairman of the Board of Directors of our Company since August 30, 1989 and President of our Company from July 26, 1989 to September 1, 1989. Sales Manager of Yamazen Machine Tool, Inc. from March, 1992 to March, 1994; President of Stelco, Inc. (manufacturing) 1987 to 1989; General Manager, AmTech Metal Fabrications, Inc., Grandview, MO 1982 to 1987.

William A. Griffith (55) (n1)(n2)	1990

Secretary of our Company, President of Griffith and Associates

(management consulting) since 1984. Management consultant for Diversified Health Companies (management consulting) from 1986 to 1989. Chief Executive Officer of Southwest Medical Center (hospital) from 1981 to 1984.

David B. Hayden (56) (n1)(n2)	1996

Co-owner and President of Kings Avionics, Inc. since 1974 (avionics sales and service). Co-owner of Kings Aviation LLP (aircraft fixed base operation and maintenance) since 1994. Field Engineer for King Radio Corporation (avionics manufacturing) 1966 to 1974.

William E. Logan (64) (n1)(n2)	1990

Vice President and Treasurer of WH of KC, Inc. (Wendy's franchisee) June 1984 to present. Vice President and Treasurer of Valley Foods Services, Inc. (wholesale food distributor) June 1988 to April 1993. Professional practice as a Certified Public Accountant 1965 to 1984.

(n1) Audit Committee (n2) Compensation Committee

During the fiscal year ended April 30, 2002, the Board of Directors met two times. Each director attended 100% of the meetings of the Board of Directors. Members of the Board who are not otherwise our paid employees (all except Mr. Stewart) are paid $100 for each meeting attended. The Board of Directors has an Audit Committee and Compensation Committee, but no Nominating Committee. During fiscal 2002, the Audit Committee consisted of David Hayden, William E. Logan and William A. Griffith. Its function is to assist the President in the review of our financial performance and operations. The Audit Committee met four times during the fiscal year ended April 30, 2002 and all members of the Audit Committee attended the meeting.

During fiscal 2002, the Compensation Committee consisted of the Board of Directors. Its function is to assist the President in periodic reviews of the performance of management, which in turn leads to salary review and recommendations for salary adjustment. The Compensation Committee met one time during the fiscal year ended April 30, 2002 and all members attended the meeting.

The Board of Directors recommends a vote "FOR" each of Messrs. Wagoner, Stewart, Logan, Griffith and Hayden for election as directors of Butler National Corporation.

Our executive officers are elected each year at the annual meeting of the Board of Directors held in conjunction with the annual meeting of shareholders and at special meetings held during the year. The executive officers are as follows:

Name	Age	Position
R. Warren Wagoner	50	Chairman of the Board of Directors
Clark D. Stewart	62	President and Chief Executive Officer
Christopher J. Reedy	36	Vice President
William A. Griffith	55	Secretary
Angela Seba	38	Chief Financial Officer
Kathy L. Gorrell	42	Treasurer
Jon C. Fischrupp	62	President of Butler National Services, Inc., a wholly-owned subsidiary of Butler National Corporation
Larry W. Franke	58	President of Avcon Industries, Inc., a wholly-owned subsidiary of Butler National Corporation
Jeffery H. Shinkle	33	President of BCS Design, Inc., a wholly-owned subsidiary of Butler National Corporation

R. Warren Wagoner was General Manager, Am-Tech Metal Fabrications, Inc. from 1982 to 1987. From 1987 to 1989, Mr. Wagoner was President of Stelco, Inc. Mr. Wagoner was Sales Manager for Yamazen Machine Tool, Inc. from March 1992 to March 1994. Mr. Wagoner was President of the Company from July 26, 1989, to September 1, 1989. He became our Chairman of the Board on August 30, 1989.

Clark D. Stewart was President of Tradewind Industries, Inc., a manufacturing company, from 1979 to 1985. From 1986 to 1989, Mr. Stewart was Executive Vice President of RO Corporation. In 1980, Mr. Stewart became President of Tradewind Systems, Inc. He became our President in September of 1989.

Christopher J. Reedy worked for Colantuono & Associates, LLC from 1997 to 2000 in the area of aviation, general business and employment counseling, and from 1995 to 1997 with the Polsinelli, White firm. He was involved in aviation product development and sales with Bendix/King, a division of Allied Signal, Inc. from 1988 through 1993. Mr. Reedy joined the Company in November 2000.

William A. Griffith was Chief Executive Officer of Southwest Medical Center (hospital) from 1981 to 1984. Mr. Griffith was a management consultant for Health Pro from 1984 to 1986 and for Diversified Health Companies from 1986 to 1989. Mr. Griffith has been President of Griffith and Associates, management consulting, since 1984. Mr. Griffith became our Secretary in 1992.

Angela Seba was the controller of A&M products, a subsidiary of First Brands Corporation from 1995 to 1998. From 1998 to 2000 Ms. Seba was a Senior Business Systems Analyst for Black & Veatch of Kansas City; the

largest privately held engineering firm in the United States. Ms. Seba was the CFO of Peerless Products, Inc. a manufacturer of customized windows from 2000 to 2001. Ms. Seba joined us in October of 2001 as Chief Financial Officer.

Kathy L. Gorrell was Assistant Cashier at Weslayan Bank in Houston, Texas from 1983 to 1985 and then at Spring National Bank in Spring, Texas from 1985 to 1987. Ms. Gorrell was a building IT coordinator with the Kansas USD #233 before joining the Company in February 1997 as a special projects coordinator. Ms. Gorrell became Treasurer and Chief Information Officer of the Company in February 1998.

Jon C. Fischrupp was President of Lauderdale Services, Inc. ("LSI") from June 14, 1978, until May 1, 1986, at which time we acquired LSI and he became President of LSI (now known as Butler National Services, Inc.).

Larry W. Franke was Vice President and General Manager of Kansas City Aviation Center from 1984 to 1992. From 1993 to 1994 he was Vice President of Operations and Sales for Marketlink, an aircraft marketing company. Mr. Franke joined our Company in July 1994 as Director of Marketing and was promoted in August 1995 to Vice

President of Operations and Sales. Mr. Franke is currently President of Avcon Industries, Inc. and Vice President of our Aircraft Modifications segment.

Jeffery H. Shinkle was a project architect for GLPM Architects in Lawrence, Kansas from 1992 to 1995 and then joined the firm of Devine deFlon Yeager Architects in Kansas City, Missouri from 1995 to 1997. Mr. Shinkle joined our Company in January 1997 to design and construct the Stables in Miami, Oklahoma. Mr. Shinkle is currently President of BCS Design, Inc.

COMPENSATION OF EXECUTIVE OFFICERS

The following table provides certain summary information concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer and each of our other most highly compensated executive officers whose salary and bonus exceeded $100,000 (determined as of the end of the last fiscal year) for the fiscal years ended April 30, 2002, 2001, and 2000:

Summary Compensation Table

Long Term Compensation
		Annual Compensation			Awards		Payouts

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options (no.) (1)	LTIP Payouts ($)	All Other Compensation ($)
Clark D. Stewart, President and CEO, Director	02 01 00	245,589 237,986 237,986	- - -	- - -	- - -	150,000 250,000 575,000	- - -	- - -

Christopher J. Reedy, Vice President	02 01 00	100,720 11,539 N/A	- - -	- - -	- - -	50,000 100,000 N/A	- - -	- - -

Larry W. Franke, President of Avcon Industries	02 01 00	128,542 126,191 129,696	- - -	- - -	- - -	50,000 100,000 100,000	- - -	- - -

(1) Represents options granted or (cancelled) pursuant to our Nonqualified Stock Option Plans 150,000 in 2002; 250,000 in 2001; and 575,000 in 2000.
OPTION GRANTS, EXERCISES AND HOLDINGS
The following table provides further information concerning grants of stock options pursuant to the 1989 Nonqualified Stock Option Plan during the fiscal 2001 year to the named executive officers:
OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name and Position	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Clark D. Stewart, Chief Executive Officer (1)	150,000	7.7%	.17	12/31/2011	16,037	40,640
Christopher J. Reedy, Vice President	50,000	2.6%	.17	12/31/2011	5,346	13,547
Larry W. Franke, President of Avcon Industries	50,000	2.6%	.17	12/31/2011	5,346	13,547

(1) Except in the event of death or retirement for disability, if Mr. Stewart ceases to be employed by us, his option shall terminate. Upon death or retirement for disability, Mr. Stewart (or his representative) shall have three months or one year, respectively, following the date of death or retirement, as the case may be, in which to exercise such options. All such options are immediately exercisable.

The following table provides information with respect to the named executive officers concerning options exercised and unexercised options held as of the end of our last fiscal year:
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at FY-End (no.)	Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise (no.)	Value Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable
Clark D. Stewart, Chief Executive Officer	0	0	2,375,000 / 0	73,750/0
Christopher J. Reedy, Vice President	0	0	150,000/0	8,000/0
Larry W. Franke, President of Avcon Industries	0	0	470,600/0	18,750/0

COMPENSATION OF DIRECTORS

Each non-officer director is entitled to a director's fee of $100 for meetings of the Board of Directors which he attends. Officer-directors are not entitled to receive fees for attendance at meetings.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL

ARRANGEMENTS.

On April 30, 2001, we extended the employment agreement through August 31, 2006 with Clark D. Stewart under the terms of which Mr. Stewart was employed as our President and Chief Executive Officer. The contract provides a minimum annual salary of $265,700, $278,900, $292,900, $307,600, $322,980, $339,129 respectively in the next six years. In the event Mr. Stewart is terminated from employment with us other than "for cause", Mr. Stewart shall receive as severance pay an amount equal to the unpaid salary for the remainder of the term of the employment agreement. Mr. Stewart is also granted an automobile allowance of $600 per month.

AUDIT COMMITTEE REPORT - Item 7(d)(3)

The Audit Committee is comprised of Mr. David Hayden, Mr. William A. Griffith, and Mr. William Logan. The Audit Committee has reviewed and discussed the audited financial statements with our management.

The Audit Committee has also discussed with the independent auditors the matters required to be discussed by SAS No. 61, and received from the auditors disclosures regarding the auditors independence as required by Independence Standards Board Standard No. 1.

Based upon the Audit Committees review of the audited financials, the Audit Committee recommended to the Board of Directors that the audited financials be included in our Annual Report on Form 10-K.

We have assessed the independence of the members of the Audit Committee according to the definition of independence in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange (NYSE) listing standards. Mr. Logan and Mr. Hayden are independent within the NYSE listing standard definition. Mr. Griffith is not independent under the NYSE definition. Mr. Griffith is our Secretary. Officers are not independent under the NYSE definition.

The Audit Committee report is submitted by:

David B. Hayden William A. Griffith

William E. Logan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors is comprised of Mr. Wagoner, Mr. Stewart, Mr. Griffith, Mr. Hayden and Mr. Logan. Mr. Wagoner is the Chairman, Mr. Stewart is the President and Chief Executive Officer of our Company, and Mr. Griffith is the Secretary of our Company.

During fiscal 2002, the consulting firm of Griffith & Associates was paid for business consulting services rendered to the Company in the approximate amount of $92,500. William A. Griffith, who is one of our directors, is a principal at Griffith & Associates. It is anticipated that Griffith & Associates will continue to provide services for our Company.

During fiscal 2002, we did not pay consulting fees to Mr. Logan for business consulting services. It is anticipated that Mr. Logan may provide services for us. Mr. Logan was granted an option to purchase 500,000 shares of common stock at an exercise price of $0.50 per share on November 2, 1998. Mr. Logan exercised this option by agreeing to provide consulting services to us for an additional three years without receiving any further cash payments other than for out of pocket expenses. The cost of the consulting services are charged to various projects including advances under the Indian consulting agreements.

During fiscal 2002, the consulting firm of Butler Financial Corporation was paid for business consulting services rendered to us in the approximate amount of $96,000. R. Warren Wagoner, who is one of our directors, is a principal at Butler Financial Corporation. It is anticipated that Butler Financial Corporation will continue to provide services for us.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL

ARRANGEMENTS, LITIGATION.

On April 30, 2001, we extended the employment agreement through August 31, 2006 with Clark D. Stewart under the terms of which Mr. Stewart was employed as our President and Chief Executive Officer. The contract provides a minimum annual salary of $265,700, $278,900, $292,900, $307,600, $322,980, $339,129 respectively in the next six years. In the event Mr. Stewart is terminated from employment with our Company other than "for cause",

Mr. Stewart shall receive as severance pay an amount equal to the unpaid salary for the remainder of the term of the employment agreement. Mr. Stewart is also granted an automobile allowance of $600 per month.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

On an annual basis, the Compensation Committee reviews the salaries and performance adjustments of the executive officers and oversees the administration of our compensation program.

In accordance with Securities and Exchange Commission rules designed to enhance disclosure of companies' policies toward executive compensation, the following report is submitted by the below listed committee members in their capacity as the Board's Compensation Committee. The report addresses our Company's compensation policy as it related to the executive officers for fiscal 2002.

General Compensation Policy. The Compensation Committee of the Board of Directors was, and continues to be, guided by a belief that executive compensation should reflect our performance (as evidenced by revenue, operating ratio (operating expenses divided by operating revenue), operating income and earnings per share), while at the same time considering surrounding competitive pressures, retention of key executive officers and individual performance as evidenced by informal evaluations. The Compensation Committee has not yet adopted a policy with respect to the $1,000,000 limitation on deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

2002 Compensation. To accomplish our compensation policy, the executive compensation package integrates (i) annual base salary, (ii) current year performance adjustments to such salary, and (iii) stock option grants under our 1989, 1993 and 1995 Plans. The overall compensation policy, as implemented, endeavors to enhance our profitability (and, thus, shareholder value) by tying the financial interests of the management with our financial interests.

Base Salary. The Compensation Committee, upon the recommendation of the CEO, initially determines the amount of executive officer base salary based on factors such as prior level of pay, quality of experience, responsibilities of position and salary levels of similarly positioned executives in other companies.

For all officers, raises are determined subjectively by recommendation of the CEO and which are approved by the Compensation Committee. Such raises are based upon informal evaluation by the CEO and, to a lesser extent, other executive officers.

Performance Adjustments. Once base salary has been determined, the Compensation Committee divides the executive officers into two groups: Operating Officers and Administrative Officers. The Operating Officers consist of Mr. Stewart (CEO), Mr. Franke (Vice President-Aircraft Modifications), Mr. Wagoner (Vice President- Avionics), and Mr. Fischrupp, (President-BNSI). For Mr. Fischrupp we have in place a Performance Plan which couples the executive's cash compensation with specific improvements in our operating income. Each Performance Plan is specific to the Operating Officer's segment. Generally, the incentive bonus is five percent (5%) of the business segment net income before income taxes from the business segment currently under the control of the officer. Business segment net income is defined to include all ordinary and necessary business expenses associated with the operations and financing of the business segment but does not include an allocation of corporate overhead.

In 2002, Mr. Fischrupp received performance adjustments.

Administrative Officers do not participate in the Performance Plan and, thus, do not receive a performance incentive bonus.

Stock Option Awards. The Compensation Committee may also award stock options to executive officers under the 1989, 1993 and 1995 Plans. In general, the Committee believes that stock options are an effective incentive for executive to create value for shareholders since the value of an option bears a direct relationship to appreciation in our stock price. Obviously, when shareholder value decreases, the stock options granted to executives either decrease in value or have no value.

In 2002, the Compensation Committee granted 1,945,000 options to executive officers and cancelled 541,000 options, resulting in a net grant of 1,404,000.

President and CEO Compensation. Clark D. Stewart, our President and CEO, has an employment agreement with our Company through August 31, 2006. The Compensation Committee granted to Mr. Stewart 150,000 options subjectively based upon his performance.

Summary. The Compensation Committee believes that our executive officers are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies and programs contribute to achieving this senior management focus. The Compensation Committee believes that the compensation levels during 2002 adequately reflect our compensation goals and policies.

The Compensation Committee report is submitted by:

Randal W. Wagoner Clark D. Stewart David B. Hayden

William A. Griffith William E. Logan

STOCK PERFORMANCE GRAPH

Our largest business segment is Aircraft Modifications. Therefore, in order to provide a representative companion of our stock performance, the following chart compares the cumulative stockholder return on our Common Stock for the last five years with the cumulative return on the OTCBB Stock Market The following chart assumes $100 invested May 1, 2000, in the above group. The total return assumes the reinvestment of dividends

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG BUTLER NATIONAL CORPORATION, NASDAQ MARKET INDEX AND PEER GROUP INDEXES

DOLLARS
400
350
300
250
200
150
100
50
0
1997
1998
1999
2000
2001
2002
BUTLER NATIONAL CORP.
PEER GROUP INDEX
NASDAQ MARKET INDEX

ASSUMES $100 INVESTED ON MAY 1, 1997
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING APR. 30, 2002

The peer group consists of companies with similar market capitalization. The Customer Selected Stock List is made up of the following securities: Activeworlds Corp, Atec Group, Inc., Atlas Pacific Ltd. Adr., Bingham Financial Srvcs., Boyd Bros Transport, Inc., Forward Industries, Inc., Hirsch Internat CP CL A, Horizon Pharmacies, Inc., Morton Industrial GP CLA, Novitron Internat, Inc., Provena Foods Inc., Southern Security Life, Surge Components Inc.

AUDIT FEES

We retained Weaver & Martin, L.L.C. to perform the review of our annual financial statements for the past fiscal year. The aggregate fees billed by Weaver & Martin, L.L.C. for professional services rendered for the audit of our annual financial statements for the fiscal year ended April 30, 2002, and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $45,039.

Financial Information Systems Design and Implementation Fees

We did not receive any services from our auditors relating to financial information systems design and implementation during the fiscal year ended April 30, 2002.

All Other Fees

The aggregate fees billed by Weaver & Martin, L.L.C. for professional fees rendered during the fiscal year ended April 30, 2002 other than as stated above under the captions Audit Fees, were $14,342. These fees were in connection with Tax preparation work for the Company. The audit committee of the board of directors, has considered and determined that the services covered for those fees are compatible with maintaining the principal accountant's independence.

INDEPENDENT PUBLIC ACCOUNTANTS

(Proposal No. 2)

We have engaged Weaver & Martin, L.L.C. to audit our financial statements for the year ended April 30, 1999, 2000, 2001, 2002, and 2003. Weaver & Martin, L.L.C. was able to express an opinion on the financial statements for the year ended April 30, 1999, 2000, 2001 and 2002. Representatives of Weaver & Martin, L.L.C. are expected to be present at the Annual Meeting of Shareholders, and they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

We selected Weaver & Martin, L.L.C. to be the independent public accountants for fiscal year 2003 which ends April 30, 2003, and recommend that the appointment of the auditors be ratified by the Shareholders. Although Shareholder approval is not required, it is the policy of our Board of Directors to request, whenever possible, Shareholder ratification of the appointment or reappointment of independent public accountants.

The Board of Directors recommends a vote "FOR" the shareholder ratification of Weaver & Martin, L.L.C. as our independent public accountant.

OTHER MATTERS

Management knows of no other matters that will be presented at the meeting. If any other matter arises at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

Our Annual Report for the fiscal year 2002 is enclosed. The 2002 Annual Report includes the Annual Report on Form 10-K containing our financial statements for the fiscal year ended April 30, 2002.

A copy of Form 10-K and the Annual Report as we have filed with the Securities and Exchange Commission, will be furnished without charge to any shareholder who requests it in writing to us at the address noted on the first page of this Statement.

By Order of the Board of Directors

WILLIAM A. GRIFFITH, Secretary